Exhibit 10(vii)(d)

                        RESTRICTED STOCK GRANT AGREEMENT

         THIS RESTRICTED STOCK GRANT AGREEMENT (the "Agreement") is made and entered into as of the 21st of July, 2006 (the "Effective Date"), by and between BNC Bancorp, a North Carolina Corporation, Bank of North Carolina (the "Bank"), a state chartered commercial bank and Ralph N. Strayhorn III (the
"Participant").

         WHEREAS, BNC Bancorp (the "Corporation") is the holding company of the Bank and the BNC Bancorp Omnibus Stock Option Long Term Incentive Plan was approved by the Corporation's board of directors and by its shareholders on May 18, 2004, as it may be amended from time to time (the "Plan").

         WHEREAS, Participant is an employee of the Bank, and the Boards of Directors of the Corporation and the Bank have determined that it is desirable and in the best interest of the Bank to make an award (the "Award") of certain shares of the common stock of the Corporation, under the Plan, to the Participant, subject to certain restrictions as specified below; and

         WHEREAS, capitalized terms not otherwise defined herein shall have the same meaning given to such terms in the Plan.

         NOW, THEREFORE, the Parties agree as follows:

         1.       Date of Award. The date of making the Award under this
                  -------------
Agreement is July 20, 2006. This Award has been made in connection with the merger of SterlingSouth Bank & Trust Company with and into the Bank and the continued employment of the Participant by the Bank. The Participant is [X] or [ ] is not a director or executive officer of the Bank or the Company.

         2.       Award of Plan Shares. The Participant is awarded, no purchase
                  --------------------
price per share, in the aggregate, the right to receive Five Thousand (5,000) shares of common stock (the "Plan Shares"), which shares become vested and nonforfeitable pursuant to paragraph 5 of this Agreement.

         3.       Representations, Warranties and Transfer Restrictions.
                  -----------------------------------------------------

                  (a)      Representations and Warranties. Participant makes and
                           -------------------------------
agrees to the representations and warranties, if any, attached hereto as Annex
A. The Committee may cause a legend to be placed on any certificate representing any of the Plan Shares to make appropriate reference to restrictions on transfer, as necessary.

                  (b)      Securities Law and Regulations. The Participant
                           ------------------------------
agrees that the Plan Shares shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or interdealer quotation system upon which the common stock is then listed and any other applicable federal or state securities laws, rules or regulations, and the Committee may cause a legend or legends to be placed on any certificate representing any of the Plan Shares to make appropriate reference to such restrictions.

                  (c)      Other Transfer Restrictions. No portion of the Plan
                           ---------------------------
Shares or Rights granted hereunder may be sold transferred, assigned, pledged or otherwise encumbered or disposed of by Participant until such portion of the Plan Shares become fully vested in accordance with paragraph 5 of this Agreement.

         4.       Shares Held in Trust.  The Plan Shares shall be held in trust
                  --------------------
by the Bank and distributed or transferred in accordance with the Plan, as determined by the Committee and as set forth herein.

         5.       Vesting and Delivery of Plan Shares by the Bank.
                  -----------------------------------------------

                  (a)      Immediate Vesting.  Plan Shares shall vest and become
                           -----------------
nonforfeitable upon execution of this Agreement.

                  (b)      Delivery of Vested Plan Shares to the Participant.
                           -------------------------------------------------
After the date on which the Plan Shares have become vested as provided in this Agreement and in the Plan, the Committee shall instruct the Bank to deliver to the Participant, the Participant's designee, such other person as shall have been designated as Participant's beneficiary in accordance with this Agreement, or any other permitted recipient pursuant to the Plan, as applicable, certificates representing the Plan Shares which have become vested and nonforfeitable, as the Committee shall determine, free from any restrictions imposed by this Agreement other than such restrictions and conditions as may be deemed necessary by the Committee pursuant to paragraph 3 above. The parties agree to execute any further instrument and to take such action as may be reasonable necessary to carry out the intent of this Agreement

                  (c)      Delivery of Forfeited Plan Shares. If the Plan
                           ---------------------------------
Shares, or any of them, are forfeited pursuant to the Plan, the Committee shall instruct the Bank concerning the disposition of such forfeited shares. Thereafter such forfeited shares shall cease to be subject to this Agreement.

         6.       Payment of Dividends. As soon as practicable after the Plan
                  --------------------
Shares have become vested and delivered, the Bank shall pay to the Participant, the Participant's designee, such other person as shall have been designated as Participant's beneficiary in accordance with the Agreement or any other permitted recipient pursuant to the Plan, the proportional amount of any cash or stock dividend, or other cash or noncash distributions, including any interest earned thereon, declared in respect of such vested Plan Shares, which had been held in trust by the Bank for the benefit of the above-named person(s).

         7.       Designation of Beneficiary. The Participant hereby designates
                  --------------------------
the person(s) described on Annex B as the beneficiary or beneficiaries who shall be entitled to receive the vested Plan Shares and other assets, if any, distributable to the Participant upon his death. The Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary, if any, by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

                  If no such beneficiary designation is in effect at the time of the Participant's death, or if no designated beneficiary survives the Participant, or if such designation conflicts with law, the Participant's estate shall be deemed to have been designated his beneficiary and shall receive the vested Plan Shares and other assets, if any, distributable to the Participant upon his death. If the Committee is in doubt as to the right of any person to receive such distribution, the Committee may direct the Bank to retain the vested Plan Shares and other assets, without liability for any interest in respect thereof, until the rights thereto are determined, or the Committee may direct the transfer of such Plan Shares into any court of appropriate jurisdiction and such transfer shall be deemed a complete discharge of the obligations of the Bank, and the Corporation, the Committee hereunder.

         8.       Effect of Award on Status of Participant. The fact that an
                  ----------------------------------------
Award has been made to the Participant under this Plan shall not confer on the Participant any right to continued service on the boards of directors of the Bank, the Corporation or of any Subsidiary, nor to continued employment with the Bank, the Corporation or any Subsidiary; nor shall it limit the right of the Bank, the Corporation or of any Subsidiary to remove the Participant from any such boards, or to terminate his employment at any time without prior notice.

         9.       Impact of Award on Other Benefits of Participant. The value of
                  ------------------------------------------------
the Plan Shares on the date of the Award or at the time the Plan Shares becomes vested, shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Bank, the Corporation or any Subsidiary other than any qualified employee benefit plan which provides that such value shall be included as compensation or earnings for purposes of such plans.

         10.      Tax and Tax Withholding. Participant has reviewed with
                  -----------------------
Participant's own tax and financial advisors the federal, state and local tax consequences of this agreement and receipt of the Plan shares. All vested Plan Shares distributed pursuant to this Agreement shall be subject to applicable federal, state and local withholding for taxes. The Participant expressly acknowledges and agrees to such withholding without regard to whether the Plan Shares may then be sold or otherwise transferred by the Participant. The Participant acknowledges and agrees to the tax withholding provisions which are set forth in the Plan.

         11.      Notices. Any notices or other communications required or
                  -------
permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered personally or three business days after deposit in the United States mail by Certified Mail, return receipt requested, properly addressed and postage prepaid, if to the Bank, the Committee or the Trustees at the Bank's principal office address at 831 Julian Avenue, Thomasville, North Carolina 27360; and, if to the Participant, at his last address appearing on the books of the Bank. The Bank and the Participant may change their address or addresses by giving written notice of such change as provided herein. Any notice or other communication hereunder shall be deemed to have been given on the date actually delivered or as of the third (3rd) business day following the date mailed as set forth above, as the case may be.

         12.      Construction Controlled by Plan. The Plan, a copy of which is
                  -------------------------------
attached hereto as Annex C, is incorporated herein by reference. The Award of Restricted Shares shall be subject to the terms and conditions of the Plan, and the Participant hereby assumes and agrees to comply with all of the obligations imposed upon the Participant in the Plan. This Agreement shall be construed so as to be consistent with the Plan; and the provisions of the Plan shall be deemed to be controlling in the event that any provision hereof should appear to be inconsistent therewith.

         13.      Severability. Whenever possible, each provision of this
                  ------------
Agreement shall be interpreted in such a manner as to be valid and enforceable under applicable law, but if any provision of this Agreement is determined to be unenforceable, invalid or illegal, the validity of any other provision or part thereof shall not be affected thereby and this Agreement shall continue to be binding on the parties hereto as if such unenforceable, invalid or illegal provision or part thereof had not been included herein.

         14.      Governing Law.  Without regard to the principles of conflicts
                  -------------
of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Agreement.

         15.      Modification of Agreement; Waiver. This Agreement may be
                  ---------------------------------
modified, amended, suspended or terminated, and any terms, representations or conditions may be waived, but only by a written instrument signed by each of the parties hereto or their successors in interest. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision hereof.

         16.      Binding Effect.  This Agreement shall be binding upon and
                  --------------
shall inure to the benefit of the parties hereto, and their respective heirs, legatees, personal representatives, executors, and administrators, successors and assigns.

         17.      Entire Agreement. This Agreement and the Plan constitute and
                  ----------------
embody the entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

         18.      Counterparts.  This Agreement may be executed in any number
                  ------------
of counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Corporation and the Bank have caused this instrument to be executed in its corporate name by its President, or one of its Vice Presidents, and attested by its Secretary or one of its Assistant Secretaries, and its corporate seal to be hereto affixed, all by, authority of its Board of Directors first duly given; and each individual party hereto has hereunto set his hand and adopted as his seal the typewritten word "SEAL" appearing beside his name, all done this the day and year first above written.

                                      THE BANK OF NORTH CAROLINA

                                      By:    /s/ W. Swope Montgomery, Jr.
                                             -----------------------------------
                                             W. Swope Montgomery, Jr., President

ATTEST:

By:    /s/ Drema A. Michael
       --------------------------
       Assistant Secretary

[Corporate Seal]

                                      BNC BANCORP

                                      By:    /s/ W. Swope Montgomery, Jr.
                                             -----------------------------------
                                             W. Swope Montgomery, Jr., President

ATTEST:

By:    /s/ Drema A. Michael
       --------------------------
       Assistant Secretary

[Corporate Seal]

                                      PARTICIPANT

                                      /s/ Ralph N. Strayhorn              (SEAL)
                                      ------------------------------------
                                      Ralph N. Strayhorn III

                                     ANNEX A

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         Participant represents to the Corporation that:

         (a) The Plan Shares were not offered or transferred to Participant by means of any form of general solicitation or general advertising, and in connection therewith, Participant did not: (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit or generally available or (ii) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

         (b) Participant has received a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts the Plan Shares subject to all of the terms and provisions of the Plan except as otherwise specifically stated in this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee (both as defined in the Plan) upon any questions arising under the Plan. Participant acknowledges that the Plan Shares may only be transferred or otherwise disposed of pursuant to (i) a registration statement on Form S-8 upon delivery of a resale prospectus to the recipient of the Plan Shares, as long as Participant is an affiliate of the Corporation, (ii) an effective registration statement under the Securities Act of 1933, as amended (the "Act") or (iii) pursuant to an exemption from registration under the Act.

         (c) Participant acknowledges that he must therefore hold the Plan Shares indefinitely unless a subsequent disposition of the Plan Shares is permitted under the terms of this Agreement.

         (d) Participant acknowledges that, given the restrictions on transfer acknowledged above, he is able to bear the economic risk of holding the Plan Shares for an indefinite period of time and can afford a complete loss of the value of the Plan Shares.

         (e) Participant agrees and acknowledges that the Corporation may, if it so desires and subject to paragraph 3 of this Agreement, permit the transfer of the Plan Shares out of Participant's name only when Participant's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Corporation and its counsel that neither the sale nor the proposed transfer results in violation of the Act or any state securities or "blue sky" laws (collectively, "Securities Laws"). Participant agrees to hold the Corporation and its directors, officers, agents and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them from and against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by Participant contained herein or any sale or distribution by Participant in violation of the Securities Laws.

         (f) Participant represents that the receipt of the Plan Shares by Participant will not result in the violation by Participant of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which Participant is bound, including, without limitation, United States laws and other laws that may be applicable to Participant and will not conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a material default under, any material lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Participant is a party or by which Participant is bound or to which Participant's material properties or assets is subject, nor result in the creation or imposition of any lien upon any of the material properties or assets of Participant.

         (g) Participant acknowledges and agrees that this Agreement is not a contract of employment and that nothing in this Agreement shall confer upon Participant any right with respect to continuation of service to or employment by the Corporation or the Bank, nor shall it interfere in any way with his right or the Corporation's or the Bank's right to terminate his service to or employment by the Corporation or the Bank at any time, with or without cause.

         (h) Participant acknowledges and agrees that the vesting of shares pursuant to this Agreement is earned only through Participant's continued compliance with the non-compete and non-disclosure covenants contained in the letter agreement dated July 20, 2006 by and between the Participant and the Bank and not through the grant of the Plan Shares hereunder.

         (i) Participant hereby accepts this Agreement subject to all of the terms and provisions hereof. Participant has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Agreement.

         (j) Participant acknowledges that the Corporation and its counsel are entitled to rely on the representations made above.

                                     ANNEX B

                          BNC OMNIBUS STOCK OPTION AND
                          ----------------------------
                            LONG TERM INCENTIVE PLAN
                            ------------------------
                          BENEFICIARY DESIGNATION FORM
                          ----------------------------

         As Beneficiary to receive any shares of stock distributable on my behalf pursuant to the BNC Bancorp Omnibus Stock Option and Long Term Incentive Plan, I hereby designate the following:

                       Name              Address              Relationship

Primary Beneficiary:
                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

Contingent Beneficiary:
(if any)
                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

If more than one primary beneficiary is named, shares will be paid in equal shares to surviving primary beneficiaries. Should the contingent beneficiaries be eligible to receive the benefits (i.e., all primary beneficiaries are deceased), such benefits will be paid in equal shares to such surviving contingent beneficiaries.

Name of Spouse if not given above:
                                  ----------------------------------------------


---------------------------           ------------------------------------------
Witness                                      Participant

                                             -----------------
                                             Date

                                     ANNEX C

                                   BNC BANCORP
                                   -----------

                           OMNIBUS STOCK OWNERSHIP AND
                           ---------------------------
                            LONG TERM INCENTIVE PLAN
                            ------------------------

         THIS IS THE OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN ("Plan") of BNC Bancorp (the "Company"), a North Carolina corporation with its principal office in 831 Julian Avenue, Thomasville, Davidson County, North Carolina, under which Incentive Stock Options and Non-Qualified Options to acquire shares of the Stock, Restricted Stock, Stock Appreciation Rights and/or Units may be granted from time to time to Eligible Directors and Eligible Employees of the Company and of any of its Subsidiaries (the "Subsidiaries"), subject to the following provisions:

                                    ARTICLE I
                                   DEFINITIONS

         The following terms shall have the meanings set forth below. Additional terms defined in this Plan shall have the meanings ascribed to them when first used herein.

         BANK.    Bank of North Carolina, Thomasville, North Carolina.
         ----

         BOARD.  The Board of Directors of BNC Bancorp.
         -----

         CHANGE IN CONTROL TRANSACTION. A transaction in which (i) any "person"
         -----------------------------
(as such term is defined in Section 3(a)(9) and 13(d)(3) of the 1934 Act), directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing twenty-five percent (25%) or more of any class of voting securities of either the Company or the Bank, or acquires in any manner control of the election of a majority of the directors of either the Company or the Bank, (ii) either the Company or the Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where neither the Company nor the Bank is the surviving corporation in such transaction, or (iii) all or substantially all of the assets of either the Company or the Bank are sold or otherwise transferred to, or are acquired by, any other entity or group.

         CODE.  The Internal Revenue Code of 1986, as amended.
         ----

         COMMITTEE. The Compensation Committee of the Board, which shall be
         ---------
composed solely of two or more members of the Board who are "non-employee directors" as described in Rule 16(b)(3) of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

         COMMON STOCK.  The Common Stock, no par value, of the Company.
         ------------

         DEATH. The date and time of death of an Eligible Director or Eligible
         -----
Employee who has received Rights, as established by the relevant death certificate.

         DISABILITY. The date on which (A) an Eligible Employee who has received
         ----------
Rights becomes totally and permanently disabled as determined (i) by the Company's disability insurance carrier (if the Eligible Employee is covered by a Company-owned disability policy) or by his or her disability insurance carrier (if the Eligible Employee is not covered by a Company-owned disability policy),
(ii) under federal Social Security laws and regulations, or (iii) by a physician acceptable to the Company; and (B) an Eligible Director who has received Rights becomes totally and permanently disabled as determined (i) under federal Social Security laws or (ii) by a physician acceptable to the Company.

         EFFECTIVE DATE. Pursuant to the action of the Board adopting the Plan,
         --------------
the date as of which this Plan is effective shall be the date it is approved by the Company's shareholders.

         ELIGIBLE DIRECTORS. Those individuals who are duly elected directors of
         ------------------
the Company or any of its subsidiaries who are serving in such capacity and who have been selected by the Committee as a person to whom a Right or Rights shall be granted under the Plan.

         ELIGIBLE EMPLOYEES. Those individuals who meet the following
         ------------------
eligibility requirements:

                  (i) Such individual must be a full time employee of the Company or a Subsidiary. For this purpose, an individual shall be considered to be an "employee" only if there exists between the Company or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

                  (ii) If the Registration shall not have occurred, such individual must have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment involved in the receipt and/or exercise of a Right.

                  (iii) Such individual, being otherwise an Eligible Employee under the foregoing items, shall have been selected by the Committee as a person to whom a Right or Rights shall be granted under the Plan.

         FAIR MARKET VALUE. With respect to the Company's Common Stock, the
         -----------------
market price per share of such Common Stock determined by the Committee, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows, as of the date specified in the context within which such term is used: (i) if the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date;
(ii) if transactions in the Common Stock were quoted on the Nasdaq National Market on the date in question, then the Fair Market Value will be equal to the last-transaction price quoted by the Nasdaq National Market;

(iii) if transactions in the Common Stock were quoted on a system of The Nasdaq Stock Market, Inc., but not the Nasdaq National Market, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by The National Stock Market, Inc. for such date; and (iv) if none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate. The Committee shall maintain a written record of its method of determining Fair Market Value.

         ISO. An "incentive stock option" as defined in Section 422 of the Code.
         ---

         NON-QUALIFIED OPTION. Any Option granted under Article III whether
         --------------------
designated by the Committee as a Non-Qualified Option or otherwise, other than an Option designated by the Committee as an ISO, or any Option so designated but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder.

         OPTION AGREEMENT. The agreement between the Company and an Optionee
         ----------------
with respect to Options granted to such Optionee, including such terms and provisions as are necessary or appropriate under Article III.

         OPTIONS. ISOs and Non-Qualified Options are collectively referred to
         -------
herein as "Options;" provided, however, whenever reference is specifically made only to ISOs or Non-Qualified Options, such reference shall be deemed to be made to the exclusion of the other.

         PLAN POOL. A total of 150,000 shares of authorized, but unissued,
         ---------
Common Stock and as adjusted pursuant to Section 2.3(b), which shall be available as Stock under this Plan.

         REGISTRATION. The registration by the Company under the 1933 Act and
         ------------
applicable state "Blue Sky" and securities laws of this Plan, the offering of Rights under this Plan, the offering of Stock under this Plan, and/or the Stock acquirable under this Plan.

         RESTRICTED STOCK. The Stock which a Holder (as defined in Section
         ----------------
4.1(a)) shall be entitled to receive when, as and in the amounts described in
Article IV.

         RESTRICTED STOCK AGREEMENT. The agreement between the Company and a
         --------------------------
Holder with respect to Rights to receive Restricted Stock, including such terms and provisions as are necessary or appropriate under Article IV.

         RIGHTS. The rights to exercise, purchase or receive the Options,
         ------
Restricted Stock, and SARs described herein.

         RIGHTS AGREEMENT. An Option Agreement, a Restricted Stock Agreement, a
         ----------------
SAR Agreement or a Book Value Share Agreement.

         SAR. The Right of a SAR Recipient (as defined in Section 5.1(a)) to
         ---
receive cash when, as and in the amounts described in Article V.

         SAR AGREEMENT. The agreement between the Company and a SAR Recipient
         -------------
with respect to the SAR awarded to the SAR Recipient, including such terms and conditions as are necessary or appropriate under Article V.

         SEC. The Securities and Exchange Commission.
         ---

         STOCK. The shares of Common Stock in the Plan Pool available for
         -----
issuance pursuant to the valid exercise of a Right or on which the cash value of a Right is to be based.

         TAX WITHHOLDING LIABILITY. All federal and state income taxes, social
         -------------------------
security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Company.

         TRANSFER. The sale, assignment, transfer, conveyance, pledge,
         --------
hypothecation, encumbrance, loan, gift, attachment, levy upon, assignment for the benefit of creditors, by operation of law (by will or descent and distribution), transfer by a qualified domestic relations order, a property settlement or maintenance agreement, transfer by result of the bankruptcy laws or otherwise of a share of Stock or of a Right.

         1933 ACT. The Securities Act of 1933, as amended.
         --------

         1934 ACT. The Securities Exchange Act of 1934, as amended.
         --------

                                   ARTICLE II
                                     GENERAL

         SECTION 2.1.  PURPOSE. The purposes of this Plan are to encourage and
         -----------   -------
motivate directors and key employees to contribute to the successful performance of the Company and its Subsidiaries and the growth of the market value of the Common Stock; to achieve a unity of purpose among such directors, key employees and the Company's shareholders by providing ownership opportunities, and a unity of interest among such parties in the achievement of the Company's primary long term performance objectives; and to retain key employees by rewarding them with potentially tax-advantageous future compensation. These objectives will be promoted through the granting of Rights to designated Eligible Directors and Eligible Employees pursuant to the terms of this Plan.

         SECTION 2.2.  ADMINISTRATION.
         -----------   --------------

                  (a) The Plan shall be administered by the Committee which meets, and shall continue to meet, the standards of Rule 16b-3(d)(1) promulgated by the SEC under the 1934 Act. Subject to the provisions of SEC Rule 16b-3(d)(1), the Committee may designate any officers or employees of the Company or any Subsidiary to assist in the administration of the Plan, to execute documents on behalf of the Committee and to perform such other ministerial duties as may be delegated to them by the Committee.

                  (b) Subject to the provisions of the Plan, the determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive upon all persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion (a) to construe and interpret the Plan and all Rights granted hereunder and to determine the terms and provisions (and amendments thereof) of the Rights granted under the Plan (which need not be identical); (b) to define the terms used in the Plan and in the Rights granted hereunder; (c) to prescribe, amend and rescind the rules and regulations relating to the Plan; (d) to determine the Eligible Employees to whom and the time or times at which such Rights shall be granted, the number of shares of Stock, as and when applicable, to be subject to each Right, the exercise, other relevant purchase price or value pertaining to a Right, and the determination of leaves of absence which may be granted to Eligible Employees without constituting a termination of their employment for the purposes of the Plan; and (e) to make all other determinations necessary or advisable for the administration of the Plan. Only the full Board of Directors has the discretion to determine the Eligible Directors to whom and the time or times at which such Rights shall be granted , the number of shares of Stock, as and when applicable, to be subject to each Right, the exercise, and other relevant purchase price or value pertaining to a Right. References to the Committee contained in this Agreement will also mean the Board wherever Rights of Eligible Directors are addressed.

                  (c) It shall be in the discretion of the Committee to grant Options to purchase shares of Stock which qualify as ISOs under the Code or which will be given tax treatment as Non-Qualified Options. Any Options granted which fail to satisfy the requirements for ISOs shall become Non-Qualified Options.

                  (d) The intent of the Company is to register the (i) offering of shares of Stock pertaining to or underlying the Rights and the offering of Rights pursuant to this Plan, (ii) this Plan and (iii) the Rights, to the extent required, under the 1933 Act and applicable state securities and "Blue Sky" laws (the "Registration"). In such event, the Company shall make available to Eligible Directors and Eligible Employees receiving Rights, and/or shares of Stock in connection therewith, all disclosure documents required under such federal and state laws. If such Registration shall not occur, the Committee shall be responsible for supplying the recipient of a Right, and/or shares of Stock in connection therewith, with such information about the Company as is contemplated by the federal and state securities laws in connection with exemptions from the registration requirements of such laws, as well as providing the recipient of a Right with the opportunity to ask questions and receive answers concerning the Company and the terms and conditions of the Rights granted under this Plan. In addition, if such Registration shall not occur, the Committee shall be responsible for determining the maximum number of Eligible Directors and Eligible Employees and the suitability of particular persons to be Eligible Directors and Eligible Employees in order to comply with applicable federal and state securities statutes and regulations governing such exemptions.

                  (e) In determining the Eligible Directors and Eligible Employees to whom Rights shall be granted and the number of shares of stock to be covered by each Right, the Committee shall take into account the nature of the services rendered by such Eligible Directors and Eligible Employees, their present and potential contributions to the success of the Company and/or the Subsidiaries and such other factors as the Committee shall deem relevant. An Eligible Director or Eligible Employee who has been granted a Right under the Plan may be granted additional Rights under the Plan if the Committee shall so determine.

                  If, pursuant to the terms of the Plan, or otherwise in connection with the Plan, it is necessary that the percentage of stock ownership of an Eligible Director or Eligible Employee be determined, the ownership attribution provisions set forth in Section 424(d) of the Code shall be controlling.

                  (f) The granting of Rights pursuant to this Plan is in the exclusive discretion of the Committee, and until the Committee acts, no individual shall have any rights under this Plan. The terms of this Plan shall be interpreted in accordance with this intent.

         SECTION 2.3.  STOCK AVAILABLE FOR RIGHTS.
         -----------   --------------------------

                  (a) Shares of the Stock shall be subject to, or underlying, grants of Options, Restricted Stock, SARs and Units under this Plan. The total number of shares of Stock for which, or with respect to which, Rights may be granted (including the number of shares of Stock in respect of which SARs and Units may be granted) under this Plan shall be those designated in the Plan Pool. In the event that a Right granted under the Plan to any Eligible Director or Eligible Employee expires or is terminated unexercised as to any shares of Stock covered thereby, such shares thereafter shall be deemed available in the Plan Pool for the granting of Rights under this Plan; provided, however, if the expiration or termination date of a Right is beyond the term of the Plan as described in Section 8.3, then any shares of Stock covered by unexercised or terminated Rights shall not reactivate the existence of this Plan and therefore shall not be available for additional grants of Rights under this Plan.

                  (b) In the event the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of securities as a result of a stock split, reverse stock split, stock dividend, recapitalization, merger, share exchange acquisition, combination or reclassification appropriate proportionate adjustments will be made in: (i) the aggregate number and/or kind of shares of Stock in the Plan Pool that may be issued pursuant to the exercise of, or that are underlying, Rights granted hereunder; (ii) the exercise or other purchase price and the number and/or kind of shares of Stock called for with respect to, or underlying, each outstanding Right granted hereunder;

         and (iii) other rights and matters determined on a per share basis under this Plan or any Rights Agreement. Any such adjustments will be made only by the Committee, subject to ratification by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Rights then outstanding. Except as provided in Section 5.2(g), no such adjustments will be required by reason of (i) the issuance or sale by the Company for cash of additional shares of its Common Stock or securities convertible into or exchangeable for shares of its Common Stock, or (ii) the issuance of shares of Common Stock in exchange for shares of the capital stock of any corporation, financial institution or other organization acquired by the Company or any subsidiary in connection therewith.

                  (c) The grant of a Right pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                  (d) No fractional shares of Stock shall be issued under this Plan for any adjustment under Section 2.3(b).

                                   ARTICLE III
                                     OPTIONS

         SECTION 3.1.  GRANT OF OPTIONS.
         -----------   ----------------

                  (a) The Company may grant Options to Eligible Directors and Eligible Employees as provided in this Article III. Options will be deemed granted pursuant to this Article III only upon (i) authorization by the Committee, and (ii) the execution and delivery of an Option Agreement by the Eligible Director or Eligible Employee optionee (the "Optionee") and a duly authorized officer of the Company. Options will not be deemed granted hereunder merely upon authorization of such grant by the Committee. The aggregate number of shares of Stock potentially acquirable under all Options granted shall not exceed the total number of shares of Stock in the Plan Pool, less all shares of Stock potentially acquired under, or underlying, all other Rights outstanding under this Plan.

                  (b) The Committee shall designate Options at the time a grant is authorized as either ISOs or Non-Qualified Options. The aggregate Fair Market Value (determined as of the time an ISO is granted) of the shares of Stock as to which an ISO may first become exercisable by an Optionee in a particular calendar year (pursuant to Article III and all other plans of the Company and/or its Subsidiaries) may not exceed $100,000 (the "$100,000 Limitation"). If an Optionee is granted Options in excess of the $100,000 Limitation, or if such Options otherwise become exercisable with respect to the number of shares of Stock which would exceed the $100,000 Limitation, such excess Options shall be Non-Qualified Options.

         SECTION 3.2. EXERCISE PRICE. The exercise price of each Option granted
         -----------  --------------
under the Plan (the "Exercise Price") shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant of the Option. In the case of ISOs granted to a shareholder who owns capital stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of the capital stock of the Company (a "10% Shareholder"), the Exercise Price of each Option granted under the Plan to such 10% Shareholder shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant of the Option.

         SECTION 3.3.  TERMS AND CONDITIONS OF OPTIONS.
         -----------   -------------------------------

                  (a) All Options must be granted within ten (10) years of the Effective Date.

                  (b) The Committee may grant ISOs and Non-Qualified Options, either separately or jointly, to an Eligible Employee.

                  (c) The grant of Options shall be evidenced by an Option Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article III.

                  (d) At the discretion of the Committee, an Optionee, as a condition to the granting of the Option, must execute and deliver to the Company a confidential information agreement approved by the Committee.

                  (e) Nothing contained in Article III, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Article III will confer upon any Optionee any right with respect to the continuation of his or her status as an employee or director of the Company or any of its Subsidiaries.

                  (f) Except as otherwise provided herein, each Option Agreement may specify the period or periods of time within which each Option or portion thereof will first become exercisable (the "Vesting Period") with respect to the total number of shares of Stock acquirable thereunder. Such Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion; provided that the Committee may, at the time of grant of an Option, designate that, notwithstanding any otherwise applicable Vesting Period, such Option shall vest immediately prior and subject to the consummation of a Change In Control Transaction(which may cause an Option granted as an ISO to be deemed a Non-Qualified Option).

                  (g) Not less than one hundred (100) shares of Stock may be purchased at any one time through the exercise of an Option unless the number purchased is the total number at that time purchasable under all Options granted to the Optionee.

                  (h) An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Stock underlying such Option until payment in full of the Exercise Price by such Optionee for the stock being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in
         Section 2.3(b).

                  (i) All shares of Stock obtained pursuant to an Option which qualifies as an ISO shall be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the ISO or (ii) one (1) year after the issuance of such shares pursuant to the exercise of the ISO. Such shares of Stock shall be held by the Company or its designee. The Optionee who has exercised the ISO shall have all rights of a shareholder, including, but not limited, to the rights to vote, receive dividends and sell such shares. The sole purpose of the escrow is to inform the Company of a disqualifying disposition of the shares of Stock acquired within the meaning of Section 422 of the Code, and it shall be administered solely for this purpose.

         SECTION 3.4.  EXERCISE OF OPTIONS.
         -----------   -------------------

                  (a) An Optionee must at all times be an Eligible Employee from the date of grant until the exercise of the Options granted, except as provided in Section 3.5(b).

                  (b) An Option may be exercised to the extent exercisable (i) by giving written notice of exercise to the Company, specifying the number of shares of Stock to be purchased and, if applicable, accompanied by full payment of the Exercise Price thereof and the amount of withholding taxes pursuant to Section 3.4(c) below; and (ii) by giving assurances satisfactory to the Company that the shares of Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event of the prior occurrence of the Registration or in the event resale of such Stock without such Registration would otherwise be permissible, the second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act or any other applicable law, regulation or rule of any governmental agency.

                  (c) As a condition to the issuance of the Stock upon full or partial exercise of a Non-Qualified Option, the Optionee will pay to the Company in cash, or in such other form as the Committee may determine in its discretion, the amount of the Company's Tax Withholding Liability required in connection with such exercise.

                  (d) The Exercise Price of an Option shall be payable to the Company either (i) in United States dollars, in cash or by check, bank draft or money order payable to the order of the Company, or (ii) at the discretion of the Committee, through the delivery of outstanding shares of the Common Stock owned by the Optionee with a Fair Market Value at the date of delivery equal to the Exercise Price, or (iii) at the discretion of the Committee by a combination of (i) and (ii) above. No shares of Stock shall be delivered until full payment has been made.

         SECTION 3.5.  TERM AND TERMINATION OF OPTION.
         -----------   ------------------------------

                  (a) The Committee shall determine, and each Option Agreement shall state, the expiration date or dates of each Option, but such expiration date shall be not later than ten (10) years after the date such Option is granted (the "Option Period"). In the event an ISO is granted to a 10% Shareholder, the expiration date or dates of each Option Period shall be not later than five (5) years after the date such Option is granted. The Committee, in its discretion, may extend the expiration date or dates of an Option Period after such date was originally set; provided, however, such expiration date may not exceed the maximum expiration date described in this Section 3.5(a).

                  (b) To the extent not previously exercised, each Option will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that each such Option will terminate upon the earlier of: (i) twelve (12) months after the date that the Optionee ceases to be an Eligible Employee by reason of Death or Disability; or (ii) immediately as of the date that the Optionee ceases to be an Eligible Director or Eligible Employee for any reason other than Death or Disability. Any portions of Options not exercised within the foregoing periods shall terminate.

         SECTION 3.6.  CHANGE IN CONTROL TRANSACTION. All or any part of the
         -----------   -----------------------------
Options theretofore granted under this Article III shall become immediately exercisable in full and may thereafter be exercised on the date of consummation of the Change in Control Transaction. Any Option that has not been fully exercised on or before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all Options theretofore granted, or the substitution for such Options of options to acquire the voting stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments in the number and kind of shares and prices, in which event the Options theretofore granted shall continue in the manner and under the terms so provided.

         SECTION 3.7.  RESTRICTIONS ON TRANSFER. An Option granted under Article
         -----------   ------------------------
III may not be Transferred except by will or the laws of descent and distribution and, during the lifetime of the Optionee to whom it was granted, may be exercised only by such Optionee.

         SECTION 3.8.  STOCK CERTIFICATES. Certificates representing the Stock
         -----------   ------------------
issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a "stop transfer" order against such shares of Stock until all restrictions and conditions set forth in this Article III, the applicable Option Agreement, and in the legends referred to in this Section 3.8 have been complied with.

         SECTION 3.9.  AMENDMENT AND DISCONTINUANCE. The Board may at any time
         -----------   ----------------------------
alter, suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the holder of an Option previously granted, make any alteration which would deprive the optionee of his rights with respect thereto.

         SECTION 3.10. COMPLIANCE WITH RULE 16b-3. With respect to persons
         ------------  --------------------------
subject to Section 16 of the 1934 Act, transactions under this Article III are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article III or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                                   ARTICLE IV
                             RESTRICTED STOCK GRANTS

         SECTION 4.1.  GRANTS OF RESTRICTED STOCK.
         -----------   --------------------------

                  (a) The Company may grant Restricted Stock or Rights to receive Restricted Stock to Eligible Directors and Eligible Employees as provided in this Article IV. Shares of Restricted Stock, or Rights thereto, will be deemed granted only upon (i) authorization by the Committee and (ii) the execution and delivery of a Restricted Stock Agreement by the Eligible Director or Eligible Employee to whom such Restricted Stock is to be issued (the "Holder") and a duly authorized officer of the Company. Restricted Stock will not be deemed to have been granted merely upon authorization by the Committee. The aggregate number of shares of Restricted Stock potentially acquirable under all Rights to acquire Restricted Stock shall not exceed the total number of shares of Stock in the Plan Pool, less all shares of Stock potentially acquirable under, or underlying, all other Rights outstanding under this Plan.

                  (b) Each grant of Restricted Stock, or Rights thereto, pursuant to this Article IV will be evidenced by a Restricted Stock Agreement between the Company and the Holder in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article IV. Each Restricted Stock Agreement will specify the purchase price per share (the "Purchase Price"), if any, with respect to the Restricted Stock to be issued to the Holder thereunder. The purchase price will be fixed by the Committee in its discretion. The Purchase Price will be payable to the Company in United States dollars in cash or by check or such other legal consideration as may be approved by the Committee, in its discretion.

                  (c) Without limiting the foregoing, each Restricted Stock Agreement shall include the following terms and conditions:

                  (i) Nothing contained in this Article IV, any Restricted Stock Agreement or in any other agreement executed in connection with the issuance of Restricted Stock under this Article IV will confer upon any Holder any right with respect to the continuation of his or her status as an employee or director of the Company or any of its Subsidiaries.

                  (ii) Except as otherwise provided herein, each Restricted Stock Agreement may specify the period or periods of time within which each Right to receive Restricted Stock or portion thereof will first become exercisable (the "Vesting Period") with respect to the total number of shares of Restricted Stock acquirable thereunder. Such Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion; provided that the Committee may, at the time of grant of a Restricted Stock, designate that, notwithstanding any otherwise applicable Vesting Period, such Restricted Stock shall vest immediately prior and subject to the consummation of a Change In Control Transaction.

         SECTION 4.2.  RESTRICTIONS ON TRANSFER OF RESTRICTED STOCK.
         -----------   --------------------------------------------

                  (a) Rights to acquire Restricted Stock may not be Transferred, and shares of Restricted Stock acquired by a Holder may be Transferred only in accordance with the specific limitations on the Transfer of Restricted Stock imposed by applicable state or federal securities laws and set forth below, and subject to certain undertakings of the transferee set forth in Section 4.2(c). All Transfers of Restricted Stock not meeting the conditions set forth in this Section 4.2(a) are expressly prohibited.

                  (b) Any Transfer of Rights to acquire Restricted Stock and any prohibited Transfer of Restricted Stock is void and of no effect. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertaking or right under this Section 4.2(b), or exercise any other legal or equitable remedy.

                  (c) Any Transfer of Restricted Stock that would otherwise be permitted under the terms of this Plan is prohibited unless the transferee executes such documents as the Company may reasonably require to ensure the Company's rights under a Restricted Stock Agreement and this Article IV are adequately protected with respect to the Restricted Stock so Transferred. Such documents may include, without limitation, an agreement by the transferee to be bound by all of the terms of this Plan applicable to Restricted Stock, and of the applicable Restricted Stock Agreement, as if the transferee were the original Holder of such Restricted Stock.

                  (d) To facilitate the enforcement of the restrictions on Transfer set forth in this Article IV, the Committee may, at its discretion, require the Holder of shares of Restricted Stock to deliver the certificate(s) for such shares with a stock power executed in blank by Holder and Holder's spouse, to the Secretary of the Company or his or her designee, to hold said certificate(s) and stock power(s) in escrow and to take all such actions and to effectuate all such Transfers and/or releases as are in accordance with the terms of this Plan.

         The certificates may be held in escrow so long as the shares of Restricted Stock whose ownership they evidence are subject to any restriction on Transfer under this Article IV or under a Restricted Stock Agreement. Each Holder acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the issuance of shares of Restricted Stock under this Article IV, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to a Restricted Stock Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

         SECTION 4.3.  TERMINATION.
         -----------   -----------

                  (a) The Committee shall determine, and each Restricted Stock Agreement shall state, the expiration date or dates of each Right to receive Restricted Stock, but such expiration date shall not be later than ten (10) years after the date such Rights are granted (the "Restricted Stock Period"). The Committee, in its discretion, may extend the expiration date or dates of a Restricted Stock Period after such date was originally set; provided, however, such expiration date may not exceed the maximum expiration date described in this Section 4.3(a).

                  (b) To the extent not previously exercised, each grant of Rights to receive Restricted Stock will terminate upon the expiration of the Restricted Stock Period specified in the Restricted Stock Agreement; provided, however, that each such grant of Rights to receive Restricted Stock will terminate upon the earlier of: (i) twelve (12) months after the date that the Holder ceases to be an Eligible Director or Eligible Employee by reason of Death or Disability; or (ii) immediately as of the date that the Holder ceases to be an Eligible Employee for any reason other than death or disability. Any portions of the grant of Rights to acquire Restricted Stock to a Holder not exercised within the foregoing periods shall terminate.

         SECTION 4.4.  CHANGE IN CONTROL TRANSACTION. All or any part of the
         -----------   -----------------------------
grants of Rights to receive Restricted Stock theretofore made under the Plan shall become immediately exercisable in full and may thereafter be exercised on the date of consummation of the Change in Control Transaction. Any grant of a Right to receive Restricted Stock that has not been fully exercised on or before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all grants of Restricted Stock, or Rights thereto, theretofore made, or the substitution for such grants of Restricted Stock, or Rights thereto, of grants of Restricted Stock to acquire the voting stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the grants of Restricted Stock, or Rights thereto, theretofore made shall continue in the manner and under the terms so provided.

         SECTION 4.5.  COMPLIANCE WITH LAW. Notwithstanding any other provision
         -----------   -------------------
of this Article IV, Restricted Stock may be issued pursuant to this Article IV only after there has been compliance with all applicable federal and state securities laws, and such issuance will be subject to this overriding condition. The Company may include shares of Restricted Stock in a Registration, but will not be required to register or qualify Restricted Stock with the SEC or any state agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Director or Eligible Employee would be issued Restricted Stock hereunder prior to such issuance.

         SECTION 4.6.  STOCK CERTIFICATES. Certificates representing the
         -----------   ------------------
Restricted Stock issued pursuant to this Article IV will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a "stop transfer" order against shares of Restricted Stock until all restrictions and conditions set forth in this Article IV, the applicable Restricted Stock Agreement and in the legends referred to in this Section 4.6, have been complied with.

         SECTION 4.7.  MARKET STANDOFF. To the extent requested by the Company
         -----------   ---------------
and any underwriter of securities of the Company in connection with a firm commitment underwriting, no Holder of any shares of Restricted Stock will sell or otherwise Transfer any such shares not included in such underwriting, or not previously registered in a Registration, during the one hundred twenty (120) day period following the effective date of the registration statement filed with the SEC in connection with such offering.

         SECTION 4.8.  AMENDMENT AND DISCONTINUANCE. The Board may at any time
         -----------   ----------------------------
alter, suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the Holder of a Restricted Share previously granted, make any alteration which would deprive the Holder of his rights with respect thereto.

         SECTION 4.9.  COMPLIANCE WITH RULE 16B-3. With respect to persons
         -----------   --------------------------
subject to Section 16 of the 1934 Act, transactions under this Article IV are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article IV or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                                    ARTICLE V
                            STOCK APPRECIATION RIGHTS

         SECTION 5.1.  GRANTS OF SARs.
         -----------   --------------

                  (a) The Company may grant SARs to Eligible Directors and Eligible Employees under this Article V. SARs will be deemed granted only upon (i) authorization by the Committee and (ii) the execution and delivery of a SAR Agreement by the Eligible Director or Eligible Employee to whom the SARs are to be granted (the "SAR Recipient") and a duly authorized officer of the Company. SARs will not be deemed granted merely upon authorization by the Committee. The aggregate number of shares of Stock which shall underlie SARs granted hereunder shall not exceed the total number of shares of Stock in the Plan Pool, less all shares of Stock potentially acquirable under, or underlying, all other Rights outstanding under this Plan.

                  (b) Each grant of SARs pursuant to this Article V shall be evidenced by a SAR Agreement between the Company and the SAR Recipient, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article V.

         SECTION 5.2.  TERMS AND CONDITIONS OF SARs.
         -----------   ----------------------------

                  (a) All SARs must be granted within ten (10) years of the Effective Date.

                  (b) Each SAR issued pursuant to this Article V shall have an initial base value (the "Base Value") equal to the Fair Market Value of a share of Common Stock on the date of issuance of the SAR (the "SAR Issuance Date").

                  (c) In its discretion and subject to the provisions of Section 5.2(b) (as to the establishment of the Base Value of a SAR), the Committee may establish that the Base Value of a SAR shall be adjusted, upward or downward, on a quarterly basis, based upon the market value performance of the Common Stock in comparison with the aggregate market value performance of a selected index or at a stated annual percentage rate.

                  (d) Nothing contained in this Article V, any SAR Agreement or in any other agreement executed in connection with the granting of a SAR under this Article V will confer upon any SAR Recipient any right with respect to the continuation of his or her status as an employee or director of the Company or any of its Subsidiaries.

                  (e) Except as otherwise provided herein, each SAR Agreement may specify the period or periods of time within which each SAR or portion thereof will first become exercisable (the "SAR Vesting Period") with respect to the total Cash Payment (as defined in Section 5.4(b)) receivable thereunder. Such SAR Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion.

                  (f) SARs relating to no less than one hundred (100) shares of Stock may be exercised at any one time unless the number exercised is the total number at that time exercisable under all SARs granted to the SAR Recipient.

                  (g) A SAR Recipient shall have no rights as a shareholder of the Company with respect to any shares of Stock covered by such SAR. However, adjustment shall be made to each SAR granted for dividends (ordinary or extraordinary, whether in cash, securities or other property), and upon the sale by the Company for cash of additional shares of its Common Stock.

         SECTION 5.3.  RESTRICTIONS ON TRANSFER OF SARs. Each SAR granted under
         -----------   --------------------------------
this Article V may not be Transferred except by will or the laws of descent and distribution and, during the lifetime of the SAR Recipient to whom it was granted, may be exercised only by such SAR Recipient.

         SECTION 5.4.  EXERCISE OF SARs.
         -----------   ----------------

                  (a) A SAR Recipient, or his or her executors or administrators, or heirs or legatees, shall exercise a SAR of the SAR Recipient by giving written notice of such exercise to the Company. SARs may be exercised only upon the completion of the SAR Vesting Period applicable to such SAR.

                  (b) Within ten (10) days of the SAR Exercise Date applicable to a SAR exercised in accordance with Section 5.4(a), the SAR Recipient shall be paid in cash the difference between the Base Value of such SAR (as adjusted, if applicable, under Section 5.2(f) as of the most recently preceding quarterly period) and the Fair Market Value of the Common Stock as of the SAR Exercise Date, reduced by the Tax Withholding Liability arising from such exercise.

         SECTION 5.5.  TERMINATION OF SARs.
         -----------   -------------------

                  (a) The Committee shall determine in its sole discretion, and each SAR Agreement shall state, the expiration date or dates of each SAR, but such expiration date shall not be later than ten (10) years after the date such SAR is granted (the "SAR Period"). The Committee, in its discretion, may extend the expiration date or dates of a SAR Period after such date was originally set; provided, however, such expiration date may not exceed the maximum expiration date described in this Section 5.5(a).

                  (b) To the extent not previously exercised, each SAR will terminate upon the expiration of the SAR Period specified in the SAR Agreement; provided, however, that each such SAR will terminate upon the earlier of: (i) twelve (12) months after the date that the SAR Recipient ceases to be an Eligible Director or Eligible Employee by reason of Death or Disability; or (ii) immediately as of the date that the SAR Recipient ceases to be an Eligible Director or Eligible Employee for any reason other than by Death or Disability. Any SARs not exercised within the foregoing periods shall terminate.

         SECTION 5.6.  CHANGE IN CONTROL TRANSACTION. All or any part of the
         -----------   -----------------------------
SARs theretofore granted under this Article V shall become immediately exercisable in full and may thereafter be exercised on the date of consummation of the Change in Control Transaction. Any SAR that has not been fully exercised on or before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all SARs theretofore granted, or the substitution for such SARs of grants of stock appreciation rights having comparable characteristics under a stock appreciation rights plan of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments, in which event the SARs theretofore granted shall continue in the manner and under the terms so provided.

         SECTION 5.7.  DESIGNATION OF BENEFICIARIES. A SAR Recipient may
         -----------   ----------------------------
designate a beneficiary or beneficiaries to receive all or part of the cash to be paid to the SAR Recipient under this Article V in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the SAR Recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the SAR Recipient and delivered to the Company prior to the SAR Recipient's Death. In case of the SAR Recipient's Death, the amounts to be distributed to the SAR Recipient under this Article V with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Article V to the designated beneficiary or beneficiaries. The amount distributable to a SAR Recipient upon Death and not subject to such a designation shall be distributed to the SAR Recipient's estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article V, the amount in question may be paid to the estate of the SAR Recipient, in which event the Company shall have no further liability to anyone with respect to such amount.

         SECTION 5.8.  AMENDMENT AND DISCONTINUANCE. The Board may at any time
         -----------   ----------------------------
alter, suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the SAR Recipient, make any alteration which would deprive the SAR Recipient of his rights with respect thereto.

         SECTION 5.9.  COMPLIANCE WITH RULE 16B-3. With respect to persons
         -----------   --------------------------
subject to Section 16 of the 1934 Act, transactions under this Article V are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article V or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                                   ARTICLE VI
                                  MISCELLANEOUS

         SECTION 6.1.  APPLICATION OF FUNDS. The proceeds received by the
         -----------   --------------------
Company from the sale of Stock pursuant to the exercise of Rights will be used for general corporate purposes.

         SECTION 6.2.  NO OBLIGATION TO EXERCISE RIGHT. The granting of a Right
         -----------   -------------------------------
shall impose no obligation upon the recipient to exercise such Right.

         SECTION 6.3.  TERM OF PLAN. Except as otherwise specifically provided
         -----------   ------------
herein, Rights may be granted pursuant to this Plan from time to time within ten
(10) years from the Effective Date.

         SECTION 6.4.  CAPTIONS AND HEADINGS; GENDER AND NUMBER. Captions and
         -----------   ----------------------------------------
paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part, and shall not serve as a basis for interpretation or construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

         SECTION 6.5.  EXPENSES OF ADMINISTRATION OF PLAN. All costs and
         -----------   ----------------------------------
expenses incurred in the operation and administration of this Plan shall be borne by the Company or by one or more Subsidiaries. The Company shall indemnify, defend and hold each member of the Committee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Committee's powers and the discharge of the Committee's duties hereunder.

         SECTION 6.6.  GOVERNING LAW. Without regard to the principles of
         -----------   -------------
conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

         SECTION 6.7.  INSPECTION OF PLAN. A copy of this Plan, and any
         -----------   ------------------
amendments thereto, shall be maintained by the Secretary of the Company and shall be shown to any proper person making inquiry about it.

         SECTION 6.8.  SEVERABLE PROVISIONS. The Company intends that the
         -----------   --------------------
provisions of Articles III, IV and V, in each case together with Articles I, II and VI, shall each be deemed to be effective on an independent basis, and that if one or more of such Articles, or the operative provisions thereof, shall be deemed invalid, void or voidable, the remainder of such Articles shall continue in full force and effect.